UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — November 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Annual report
11|30|11

A world of investing.™

Putnam INVESTMENTS

4¢
10 CENTS
THREE CENTS
VERSARY
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Annual report
11 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Message from the Trustees

Dear Fellow Shareholder:

For all the volatility and economic uncertainty investors experienced in recent months, U.S. equity markets ended the year more or less where they started; some fixed-income sectors posted modest gains, while others struggled. This period of heightened volatility is likely to persist, given the unresolved European debt crisis and tepid growth here in the United States. However, not all the news is bad. Corporate earnings and balance sheets remain solid, unemployment has trended down, inflation pressures have eased globally, and state budgets show early signs of improvement.

The counsel of your financial advisor can be an invaluable resource during periods of market uncertainty, as can a long-term focus and a balanced investment approach. Moreover, Putnam’s portfolio managers and analysts are trained to uncover the opportunities that often emerge in this kind of environment, while also seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Bart Geer, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of companies that he believes are poised for positive change.

"Successful investing for me is not the result of one or two large macroeconomic calls, but rather is driven by hundreds of smaller decisions."

Bartlett R. Geer, CFA
Portfolio Manager

Analyzing companies since 1981, through every kind of market.

A search for promising stocks

Bart Geer seeks a combination of growth and income potential for investors. Key components of his approach include:

Value stocks

These are stocks whose prices appear low relative to the growth potential of the issuing company. Bart targets stocks that he believes will appreciate as the market recognizes their long-term worth.

Dividend-paying companies

Dividends are excess profits distributed to shareholders, often by mature companies. In addition to providing income for investors, they can be a sign that a company's management is confident in the ongoing health of the business.

The fund has earned solid ratings

Morningstar ratings among Large Value Funds as of 11/30/11.

Overall	★★★★	Out of 1,122 funds
3 years	★★★	1,122 funds
5 years	★★★★	974 funds
10 years	★★★★	559 funds

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. Data are historical. Past performance is no guarantee of future results. Morningstar Ratings shown are for class A shares only; other classes may have different performance characteristics.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Bart, in a volatile 12-month period for the stock market, the fund performed well relative to its benchmark and funds in its Lipper peer group. What contributed to these results?

We faced our share of challenges, including turbulent market conditions and a downturn in July that was particularly harmful to the performance of many holdings in the fund’s portfolio. However, I believed that the market had unfairly punished some fundamentally strong companies based largely on fears about the weakening economy and the potential for a double-dip recession. Recognizing that patience was in order, we maintained the fund’s positions in most of these holdings. In the subsequent months, as investors were able to distinguish company-specific issues from broader market fears, these stocks rebounded considerably.

July was not the only turbulent month. What can you tell us about financial market conditions throughout the fiscal year?

The period began on a strong note, but in early 2011, a number of events rattled investor nerves, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East and North Africa; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues. We were impressed with the resilience of the financial markets as stocks overall weathered the turmoil and performed relatively well.

For the next several months, however, the markets were not as resilient. The S&P 500 Index, a common measure of broad stock market performance, saw its longest losing

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

streak since 2008. Worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth led to sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, the unprecedented downgrade of U.S. sovereign debt to AA+ from AAA by Standard & Poor’s sent stocks plunging again. Then, in October, the S&P 500 Index staged a dramatic recovery, delivering its best one-month gain since December 1991. The high levels of volatility that defined the period continued through the close of the fund’s fiscal year in November.

How did you position the fund in this environment?

Since we can’t prevent volatility, our strategy is to try to make it work to our advantage. This means buying into weakness with the goal of capturing gains when the market becomes optimistic, and continually assessing and repositioning the portfolio to prepare for pessimism and downturns. And, of course, we are stock-specific in our investing style — we focus on individual companies rather than broader sector trends or macroeconomic conditions. I am pleased to report that our stock selection was the greatest contributing factor to the fund’s outperformance for the fiscal year. Macroeconomic factors also play a role in our portfolio decisions, and in the slower growth environment, we made some shifts to companies with stronger balance sheets than we typically target. The strategy was to seek companies that may be more durable as demand and global GDP both slowed.

Which strategies or holdings helped fund performance for the period?

It is worth noting our decision to hold small positions, relative to the benchmark, in several large financial services companies that we believed were still vulnerable to declines. Our positioning in Bank of America, Citigroup, Goldman Sachs, and JPMorgan Chase was key to the

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

fund’s ability to outperform its benchmark. We believed it was too soon to have significant exposure to these companies, most of which continue to face a number of regulatory, credit, and legal challenges. By the close of the period, we had sold the fund’s positions in Bank of America, Goldman Sachs, and JPMorgan Chase.

The financials sector had its share of strong-performing holdings as well. Fund performance benefited from our investments in Alliance Data Systems and Discover Financial Services, consumer finance companies that we believed were less affected by the costs of complying with regulatory changes such as the Consumer Protection Act of 2010. As earnings for these companies improved, they were among the fund’s top performers for the period.

Not surprisingly, fund performance was also boosted by consumer staples stocks such as tobacco giant Philip Morris International, pharmaceutical company Pfizer, and consumer products company Kimberly-Clark. Consumer staples are classic defensive investments that tend to hold up well in weak economic conditions. Similarly, in the oil and gas sector, we favored large, dividend-paying companies such as Chevron and Royal Dutch Shell over smaller energy firms. This strategy was effective as these stocks were also among our top contributors. By the close of the period, we had sold the fund’s position in Chevron.

What are some stocks that held back performance?

The performance of automobile-related stocks was disappointing for the period. The stock of Ford Motor was a top detractor, as was TRW Automotive Holdings. I believe this was the result of negative investor sentiment toward cyclical stocks in general, which typically struggle in an environment of slowing economic

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/11. Short-term holdings are excluded. Holdings will vary over time.

growth. Ford’s stock has suffered declines despite the company’s strengthening balance sheet, product improvements, and the recent reinstatement of its dividend. TRW designs, manufactures, and sells automotive systems and components such as air bags and safety electronics. At the close of the fiscal year, both of these stocks remained in the portfolio.

One significant detractor that was sold from the portfolio is OfficeMax. We initially believed this stock was attractively priced and that the company, an office supplies retailer, would benefit from a recovery in office employment. However, office employment remained weak and raw material costs led to greater-than-anticipated pricing pressures for the industry.

The stock of beauty products company Avon, a recent addition to the portfolio, also dampened fund performance. I began to build a position in this holding after declines in its share price made it an attractive long-term opportunity. As with most holdings in a value-oriented fund, this investment may take time and patience before we see its rewards. Earnings disappointments, restructurings, and a Securities and Exchange Commission [SEC] investigation have all weighed on the stock. Shortly after the close of the period, investors reacted positively to news that the company is seeking a new CEO. The stock remained in the portfolio at the close of the fiscal year.

Can you tell us about the fund’s recent dividend increases?

Effective in December 2010, the fund’s dividend rate increased by 20.83%, from $0.048 to $0.058 per class A share. And effective in June 2011, it increased again, by 15.52%, from $0.058 to $0.067 per class A share. These increases were due to our greater focus on dividend-paying stocks and the fact that several companies in the fund’s portfolio have continued to recover and have increased their dividend rates. Other share classes had similar increases.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

It is important to note that we continue to consider dividends as part of our criteria for selecting stocks, but we also look at a number of other characteristics. Companies that pay dividends can be attractive to investors for many reasons, particularly in today’s turbulent markets. They offer yields at a time when stock returns are volatile, and the payment of a dividend can be a sign of a company’s stability and financial health. However, in my view, it is important that we don’t pay too much for a stock simply because it offers a dividend. As we enter 2012, it appears that yields are historically quite expensive, and we will be cautious in our stock selection to ensure that dividend payments remain just one of many reasons for adding a stock to the portfolio.

As the fund enters a new fiscal year, what is your outlook?

My view — which has actually been unchanged for a few years — is that the market in the coming years will be characterized by higher volatility and lower long-term rates of return than we experienced in the 1980s and 1990s. We will continue to try to capitalize on that volatility, maintaining our disciplined process, but also staying flexible enough to move in and out of holdings quickly as valuation characteristics change. From a macroeconomic standpoint, I believe that investors still have plenty to worry about, and we are keeping a careful eye on issues such as the ongoing European sovereign debt crisis and continued anxiety and uncertainty around U.S. deficit reductions.

Thank you, Bart, for your time and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Bartlett R. Geer has an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Dartmouth College. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1981.

IN THE NEWS

Despite persistent market volatility, corporate financials improved to near-peak levels in 2011. Economic growth may have slowed, but many U.S. companies that implemented cost-cutting measures since 2008 began to see the results of those efforts reflected in resilient profit margins. Companies in the S&P 500 Index are on track to generate record earnings per share in 2011. In lean economic times, companies have remained vigilant about controlling costs and managing inventories effectively. Even in the face of heightened market volatility and consequent investor risk aversion, strong earnings performance has supported both equities and high-yield bonds on a fundamental basis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.59%	9.40%	8.67%	8.67%	8.77%	8.77%	8.94%	8.82%	9.32%	9.70%

10 years	62.99	53.64	51.20	51.20	51.22	51.22	55.08	49.63	58.95	67.10
Annual average	5.01	4.39	4.22	4.22	4.22	4.22	4.49	4.11	4.74	5.27

5 years	4.26	–1.75	0.39	–1.33	0.36	0.36	1.66	–1.88	2.92	5.52
Annual average	0.84	–0.35	0.08	–0.27	0.07	0.07	0.33	–0.38	0.58	1.08

3 years	48.99	40.37	45.73	42.72	45.74	45.74	46.83	41.70	47.85	50.13
Annual average	14.21	11.97	13.37	12.59	13.38	13.38	13.66	12.32	13.92	14.50

1 year	7.91	1.70	7.13	2.13	7.11	6.11	7.36	3.57	7.63	8.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 11/30/11

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.23%

10 years	47.01%	55.91
Annual average	3.93	4.47

5 years	–12.31	2.71
Annual average	–2.59	0.43

3 years	37.94	45.78
Annual average	11.32	13.30

1 year	6.17	7.85

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/11, there were 288, 252, 205, 106, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,120 and $15,122, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,963. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,895 and $16,710, respectively.

Fund price and distribution information For the 12-month period ended 11/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.263		$0.144	$0.154	$0.187		$0.229	$0.302

Capital gains	—		—	—	—		—	—

Total	$0.263		$0.144	$0.154	$0.187		$0.229	$0.302

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/10	$14.09	$14.95	$13.95	$13.98	$13.96	$14.47	$14.01	$14.09

11/30/11	14.94	15.85	14.80	14.82	14.80	15.34	14.85	14.94

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.79%	1.69%	1.03%	1.08%	1.30%	1.25%	1.59%	2.03%

Current 30-day SEC yield [2]	N/A	1.58	0.94	0.94	N/A	1.15	1.43	1.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.61%	9.42%	8.68%	8.68%	8.78%	8.78%	8.95%	8.84%	9.33%	9.71%

10 years	61.29	51.99	49.60	49.60	49.62	49.62	53.43	48.06	57.31	65.35
Annual average	4.90	4.28	4.11	4.11	4.11	4.11	4.37	4.00	4.63	5.16

5 years	3.39	–2.57	–0.43	–2.14	–0.40	–0.40	0.82	–2.68	2.06	4.72
Annual average	0.67	–0.52	–0.09	–0.43	–0.08	–0.08	0.16	–0.54	0.41	0.93

3 years	45.46	37.15	42.16	39.16	42.20	42.20	43.28	38.30	44.28	46.57
Annual average	13.30	11.10	12.44	11.64	12.45	12.45	12.74	11.41	13.00	13.59

1 year	1.77	–4.09	1.04	–3.95	0.97	–0.03	1.27	–2.27	1.48	2.03

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 11/30/11†	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2011, to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.23	$8.82	$8.82	$7.62	$6.43	$4.04

Ending value (after expenses)	$914.90	$912.00	$911.30	$912.90	$914.00	$916.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2011, use the following calculation method. To find the value of your investment on June 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.52	$9.30	$9.30	$8.04	$6.78	$4.26

Ending value (after expenses)	$1,019.60	$1,015.84	$1,015.84	$1,017.10	$1,018.35	$1,020.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2011, Putnam employees had approximately $322,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 281, 243 and 198 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that much of the fund’s underperformance over the one-year period was attributable to the fund’s investments in two companies linked to the Gulf of Mexico oil spill and to the impact of regulatory developments in the health care and financial sectors on the fund’s investments. They noted that the fund’s relative performance had improved over the second half of 2010, and that Putnam Management remained confident in the portfolio manager and his investment process based on the fund’s long-term performance. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 17, 2012

The fund’s portfolio 11/30/11

COMMON STOCKS (90.2%)*	Shares	Value

Aerospace and defense (2.5%)
Embraer SA ADR (Brazil)	272,800	$6,961,856

Honeywell International, Inc.	116,400	6,303,060

L-3 Communications Holdings, Inc.	150,040	9,947,652

Northrop Grumman Corp. S	979,390	55,893,787

		79,106,355
Auto components (1.2%)
Autoliv, Inc. (Sweden) S	263,940	14,062,723

TRW Automotive Holdings Corp. †	722,880	23,609,261

		37,671,984
Automobiles (1.5%)
Ford Motor Co. † S	3,299,340	34,973,004

General Motors Co. †	636,920	13,560,027

		48,533,031
Beverages (0.7%)
Coca-Cola Enterprises, Inc.	813,700	21,253,844

		21,253,844
Biotechnology (0.2%)
Dendreon Corp. † S	584,900	5,053,536

		5,053,536
Capital markets (2.9%)
State Street Corp.	2,379,380	94,342,417

		94,342,417
Chemicals (1.4%)
Ashland, Inc.	695,660	38,692,609

LyondellBasell Industries NV Class A (Netherlands)	192,600	6,292,242

		44,984,851
Commercial banks (4.6%)
Popular, Inc. (Puerto Rico) †	3,189,905	4,752,958

U.S. Bancorp S	1,476,310	38,265,955

Wells Fargo & Co.	4,093,840	105,866,702

		148,885,615
Commercial services and supplies (1.0%)
Avery Dennison Corp.	1,280,290	33,556,401

		33,556,401
Communications equipment (2.8%)
Cisco Systems, Inc.	3,865,650	72,055,716

Harris Corp. S	271,280	9,657,568

Tellabs, Inc.	2,363,460	9,382,936

		91,096,220
Computers and peripherals (1.9%)
EMC Corp. † S	354,458	8,156,079

Hewlett-Packard Co.	323,800	9,050,210

SanDisk Corp. †	895,490	44,156,612

		61,362,901
Consumer finance (0.6%)
Discover Financial Services	848,564	20,212,794

		20,212,794
Containers and packaging (0.5%)
Sonoco Products Co. S	494,720	16,068,506

		16,068,506
Diversified telecommunication services (1.2%)
Verizon Communications, Inc.	1,016,070	38,336,321

		38,336,321

COMMON STOCKS (90.2%)* cont.	Shares	Value

Electric utilities (1.5%)
NV Energy, Inc.	1,769,430	$27,143,056

Pepco Holdings, Inc. S	1,041,550	20,601,859

		47,744,915
Electrical equipment (0.4%)
Hubbell, Inc. Class B	188,430	12,327,091

		12,327,091
Food and staples retail (1.4%)
CVS Caremark Corp.	1,188,700	46,169,108

		46,169,108
Health-care equipment and supplies (1.7%)
Baxter International, Inc.	579,300	29,926,638

Covidien PLC (Ireland)	527,425	24,024,209

		53,950,847
Health-care providers and services (3.8%)
Aetna, Inc.	994,110	41,573,680

CIGNA Corp.	1,042,500	46,109,775

Lincare Holdings, Inc. S	842,980	19,978,626

Quest Diagnostics, Inc. S	240,940	14,133,540

		121,795,621
Hotels, restaurants, and leisure (0.2%)
Wyndham Worldwide Corp.	168,510	5,973,680

		5,973,680
Household durables (0.5%)
Jarden Corp. S	520,360	16,204,010

		16,204,010
Household products (2.2%)
Energizer Holdings, Inc. †	174,130	12,586,116

Kimberly-Clark Corp.	794,570	56,787,918

		69,374,034
Independent power producers and energy traders (1.7%)
AES Corp. (The) †	4,341,870	52,449,790

Calpine Corp. †	63,900	961,056

		53,410,846
Industrial conglomerates (1.5%)
General Electric Co.	293,500	4,669,585

Tyco International, Ltd.	883,030	42,350,119

		47,019,704
Insurance (9.5%)
Aflac, Inc.	405,830	17,629,255

Alterra Capital Holdings, Ltd. (Bermuda) S	262,900	6,033,555

Assurant, Inc.	810,140	31,789,894

Assured Guaranty, Ltd. (Bermuda) S	548,471	5,320,169

Everest Re Group, Ltd.	135,160	11,857,587

Hartford Financial Services Group, Inc. (The)	1,557,230	27,656,405

MetLife, Inc.	908,970	28,614,376

PartnerRe, Ltd.	388,150	25,509,218

Prudential Financial, Inc.	695,760	35,233,286

Transatlantic Holdings, Inc.	663,450	36,250,908

Validus Holdings, Ltd.	1,867,590	56,195,783

XL Group PLC	1,046,511	21,579,057

		303,669,493

COMMON STOCKS (90.2%)* cont.	Shares	Value

Leisure equipment and products (1.7%)
Hasbro, Inc. S	721,300	$25,829,753

Mattel, Inc.	942,110	27,142,189

		52,971,942
Machinery (1.8%)
Eaton Corp.	115,630	5,192,943

Ingersoll-Rand PLC S	498,070	16,496,078

Parker Hannifin Corp.	260,590	21,571,640

Stanley Black & Decker, Inc.	83,300	5,450,319

Timken Co.	202,600	8,511,226

		57,222,206
Media (7.7%)
Comcast Corp. Special Class A	3,149,350	70,419,466

Interpublic Group of Companies, Inc. (The)	8,501,970	79,748,479

McGraw-Hill Cos., Inc. (The)	661,770	28,257,579

News Corp. Class A	615,000	10,725,600

Time Warner, Inc.	1,657,190	57,703,356

		246,854,480
Metals and mining (0.2%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	117,000	4,633,200

Nucor Corp. S	44,000	1,734,920

		6,368,120
Multi-utilities (0.8%)
Ameren Corp.	771,800	26,094,558

		26,094,558
Office electronics (1.0%)
Xerox Corp.	4,107,160	33,473,354

		33,473,354
Oil, gas, and consumable fuels (13.1%)
Apache Corp.	281,580	28,000,315

Exxon Mobil Corp.	314,300	25,282,292

Hess Corp.	649,200	39,094,824

Marathon Oil Corp.	449,200	12,559,632

Marathon Petroleum Corp.	1,240,700	41,426,973

Newfield Exploration Co. †	237,500	10,877,500

Noble Energy, Inc.	125,420	12,340,074

Royal Dutch Shell PLC ADR (United Kingdom)	1,222,410	85,568,700

Sunoco, Inc. S	191,100	7,416,591

Total SA (France)	2,643,060	136,523,989

Valero Energy Corp.	968,300	21,564,041

		420,654,931
Paper and forest products (1.4%)
International Paper Co. S	1,553,410	44,116,844

		44,116,844
Personal products (1.2%)
Avon Products, Inc.	2,338,410	39,752,970

		39,752,970
Pharmaceuticals (5.5%)
Johnson & Johnson	177,370	11,479,386

Merck & Co., Inc.	231,600	8,279,700

Pfizer, Inc.	7,367,110	147,857,898

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	231,300	9,161,793

		176,778,777

COMMON STOCKS (90.2%)* cont.	Shares	Value

Professional services (1.5%)
Dun & Bradstreet Corp. (The) S	664,660	$46,439,794

		46,439,794
Real estate investment trusts (REITs) (2.0%)
American Capital Agency Corp.	466,900	13,395,361

Chimera Investment Corp. S	3,047,140	8,135,864

CreXus Investment Corp.	1,082,399	10,564,214

MFA Financial, Inc.	4,443,105	30,568,562

		62,664,001
Semiconductors and semiconductor equipment (0.9%)
Applied Materials, Inc.	1,495,300	16,119,334

Lam Research Corp. †	295,810	12,060,174

		28,179,508
Software (0.1%)
Symantec Corp. †	191,000	3,122,850

		3,122,850
Specialty retail (0.1%)
Staples, Inc.	265,700	3,828,737

		3,828,737
Tobacco (2.6%)
Philip Morris International, Inc.	1,096,150	83,570,476

		83,570,476
Wireless telecommunication services (1.2%)
Telephone and Data Systems, Inc. S	71,670	1,934,373

Vodafone Group PLC ADR (United Kingdom)	1,355,200	36,793,680

		38,728,053

Total common stocks (cost $2,733,434,503)		$2,888,925,726

CONVERTIBLE PREFERRED STOCKS (5.4%)*	Shares	Value

Automobiles (0.3%)
General Motors Co. Ser. B, $2.375 cv. pfd.	312,634	$10,668,635

		10,668,635
Diversified financial services (0.4%)
Citigroup, Inc. $7.50 cv. pfd.	155,592	13,138,188

		13,138,188
Electric utilities (3.0%)
Great Plains Energy, Inc. $6.00 cv. pfd.	594,547	37,658,607

PPL Corp. $4.375 cv. pfd.	1,090,062	59,757,199

		97,415,806
Road and rail (0.8%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	2,796,714	25,880,232

		25,880,232
IT services (0.9%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	391,215	27,336,148

		27,336,148

Total convertible preferred stocks (cost $185,121,441)		$174,439,009

CONVERTIBLE BONDS AND NOTES (2.6%)*	Principal amount	Value

Alliance Data Systems Corp. cv. sr. unsec. notes 4 3/4s,
2014	$26,850,000	$59,808,375

MGIC Investment Corp. cv. sr. notes 5s, 2017	18,271,000	9,683,630

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	12,666,983

Total convertible bonds and notes (cost $60,870,739)		$82,158,988

INVESTMENT COMPANIES (0.4%)*	Shares	Value

Ares Capital Corp.	794,490	$12,362,266

Total investment companies (cost $12,305,720)		$12,362,266

SHORT-TERM INVESTMENTS (6.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	165,312,573	$165,312,573

Putnam Money Market Liquidity Fund 0.10% [e]	22,059,422	22,059,422

Straight-A Funding LLC commercial paper with an effective
yield of 0.188%, January 18, 2012	$16,173,000	16,168,903

Straight-A Funding LLC commercial paper with an effective
yield of 0.188%, January 17, 2012	5,160,000	5,158,720

Total short-term investments (cost $208,699,618)		$208,699,618

TOTAL INVESTMENTS

Total investments (cost $3,200,432,021)		$3,366,585,607

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through November 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $3,202,573,897.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$412,037,864	$—	$—

Consumer staples	260,120,432	—	—

Energy	284,130,942	136,523,989	—

Financials	629,774,320	—	—

Health care	357,578,781	—	—

Industrials	275,671,551	—	—

Information technology	217,234,833	—	—

Materials	111,538,321	—	—

Telecommunication services	77,064,374	—	—

Utilities	127,250,319	—	—

Total common stocks	2,752,401,737	136,523,989	—

Convertible bonds and notes	—	82,158,988	—

Convertible preferred stocks	—	174,439,009	—

Investment companies	12,362,266	—	—

Short-term investments	22,059,422	186,640,196	—

Totals by level	$2,786,823,425	$579,762,182	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/11

ASSETS

Investment in securities, at value, including $168,574,454 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,013,060,026)	$3,179,213,612
Affiliated issuers (identified cost $187,371,995) (Notes 1 and 6)	187,371,995

Dividends, interest and other receivables	14,690,372

Receivable for shares of the fund sold	3,376,147

Receivable for investments sold	13,300,982

Total assets	3,397,953,108

LIABILITIES

Payable for investments purchased	7,018,660

Payable for shares of the fund repurchased	18,882,017

Payable for compensation of Manager (Note 2)	1,260,207

Payable for investor servicing fees (Note 2)	836,802

Payable for custodian fees	23,421

Payable for Trustee compensation and expenses (Note 2)	539,706

Payable for administrative services (Note 2)	15,241

Payable for distribution fees (Note 2)	1,181,270

Collateral on securities loaned, at value (Note 1)	165,312,573

Other accrued expenses	309,314

Total liabilities	195,379,211

Net assets	$3,202,573,897

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$3,480,732,608

Undistributed net investment income (Note 1)	43,473,921

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(487,786,218)

Net unrealized appreciation of investments	166,153,586

Total — Representing net assets applicable to capital shares outstanding	$3,202,573,897

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,308,957,463 divided by 154,598,041 shares)	$14.94

Offering price per class A share (100/94.25 of $14.94)*	$15.85

Net asset value and offering price per class B share ($94,659,802 divided by 6,397,796 shares)**	$14.80

Net asset value and offering price per class C share ($109,413,680 divided by 7,383,992 shares)**	$14.82

Net asset value and redemption price per class M share ($31,868,001 divided by 2,153,955 shares)	$14.80

Offering price per class M share (100/96.50 of $14.80)*	$15.34

Net asset value, offering price and redemption price per class R share
($62,193,462 divided by 4,188,376 shares)	$14.85

Net asset value, offering price and redemption price per class Y share
($595,481,489 divided by 39,864,428 shares)	$14.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $1,438,698)	$95,809,596

Interest (including interest income of $35,038 from investments in affiliated issuers) (Note 6)	635,548

Securities lending (Note 1)	1,353,408

Total investment income	97,798,552

EXPENSES

Compensation of Manager (Note 2)	15,724,206

Investor servicing fees (Note 2)	9,884,004

Custodian fees (Note 2)	51,638

Trustee compensation and expenses (Note 2)	287,029

Administrative services (Note 2)	98,375

Distribution fees — Class A (Note 2)	6,286,843

Distribution fees — Class B (Note 2)	1,169,466

Distribution fees — Class C (Note 2)	1,041,337

Distribution fees — Class M (Note 2)	258,194

Distribution fees — Class R (Note 2)	265,021

Other	810,674

Total expenses	35,876,787

Expense reduction (Note 2)	(241,474)

Net expenses	35,635,313

Net investment income	62,163,239

Net realized gain on investments (Notes 1 and 3)	415,654,684

Net realized loss on foreign currency transactions (Note 1)	(54,867)

Net unrealized depreciation of investments during the year	(227,709,151)

Net gain on investments	187,890,666

Net increase in net assets resulting from operations	$250,053,905

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/11	Year ended 11/30/10

Operations:
Net investment income	$62,163,239	$46,448,962

Net realized gain on investments
and foreign currency transactions	415,599,817	271,577,264

Net unrealized depreciation of investments	(227,709,151)	(131,721,623)

Net increase in net assets resulting from operations	250,053,905	186,304,603

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(43,003,217)	(39,198,405)

Class B	(1,134,861)	(1,410,588)

Class C	(1,046,654)	(733,673)

Class M	(425,143)	(380,634)

Class R	(782,728)	(403,100)

Class Y	(8,451,791)	(7,727,370)

Increase in capital from settlement payments (Note 7)	657,365	—

Redemption fees (Note 1)	—	8,126

Decrease from capital share transactions (Note 4)	(83,400,078)	(37,136,843)

Total increase in net assets	112,466,798	99,322,116

NET ASSETS

Beginning of year	3,090,107,099	2,990,784,983

End of year (including undistributed net investment income
of $43,473,921 and $35,943,169, respectively)	$3,202,573,897	$3,090,107,099

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
November 30, 2011	$14.09	.29	.82	1.11	(.26)	—	(.26)	—	— [d,e]	$14.94	7.91	$2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	— [e]	—	10.59	(33.60)	1,729,477	1.04 [f]	2.09 [f]	69
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	— [e]	—	16.27	5.39	2,796,331	.98 [f]	1.64 [f]	73

Class B
November 30, 2011	$13.95	.17	.82	.99	(.14)	—	(.14)	—	— [d,e]	$14.80	7.13	$94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	— [e]	—	10.48	(34.11)	163,856	1.79 [f]	1.30 [f]	69
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	— [e]	—	16.09	4.55	434,031	1.73 [f]	.88 [f]	73

Class C
November 30, 2011	$13.98	.18	.81	.99	(.15)	—	(.15)	—	— [d,e]	$14.82	7.11	$109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	— [e]	—	10.51	(34.15)	45,378	1.79 [f]	1.32 [f]	69
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	— [e]	—	16.15	4.58	92,850	1.73 [f]	.88 [f]	73

Class M
November 30, 2011	$13.96	.22	.81	1.03	(.19)	—	(.19)	—	— [d,e]	$14.80	7.36	$31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	— [e]	—	10.49	(33.96)	24,102	1.54 [f]	1.57 [f]	69
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	— [e]	—	16.12	4.85	53,415	1.48 [f]	1.14 [f]	73

Class R
November 30, 2011	$14.01	.26	.81	1.07	(.23)	—	(.23)	—	— [d,e]	$14.85	7.63	$62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	— [e]	—	10.54	(33.79)	7,136	1.29 [f]	1.89 [f]	69
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	— [e]	—	16.20	5.13	7,492	1.23 [f]	1.39 [f]	73

Class Y
November 30, 2011	$14.09	.34	.81	1.15	(.30)	—	(.30)	—	— [d,e]	$14.94	8.19	$595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	— [e]	—	10.59	(33.43)	170,229	.79 [f]	2.34 [f]	69
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	— [e]	—	16.27	5.58	326,482	.73 [f]	1.88 [f]	73

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

November 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

34

Notes to financial statements 11/30/11

Note 1: Significant accounting policies

Putnam Equity Income Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through November 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $168,574,454 and the fund received cash collateral of $165,312,573.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2011, the fund had a capital loss carryover of $483,061,236 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$125,011,155	November 30, 2016

358,050,081	November 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and Redemption in Kind gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $211,907 to increase undistributed net investment income and $59,698,950 to increase paid-in-capital, with an increase to accumulated net realized losses of $59,910,857.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$373,285,383
Unrealized depreciation	(211,856,779)

Net unrealized appreciation	161,428,604
Undistributed ordinary income	43,473,921
Capital loss carryforward	(483,061,236)
Cost for federal income tax purposes	$3,205,157,003

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion,
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,129 under the expense offset arrangements and by $236,345 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,206, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund.

The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $278,071 and $1,927 from the sale of class A and class M shares, respectively, and received $65,578 and $4,063 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $315 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,279,879,653 and $2,363,392,179, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

For the reporting period the fund had redemptions in kind which resulted in redemptions out of the fund totaling $246,295,304.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 11/30/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	32,563,871	$495,891,520	41,990,606	$574,041,228

Shares issued in connection with
reinvestment of distributions	2,666,925	40,003,503	2,693,685	36,725,928

	35,230,796	535,895,023	44,684,291	610,767,156

Redemption in kind	(15,798,288)	(246,295,304)	—	—

Shares repurchased	(39,194,307)	(598,078,392)	(42,401,858)	(577,714,781)

Net increase (decrease)	(19,761,799)	$(308,478,673)	2,282,433	$33,052,375

	Year ended 11/30/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	912,325	$13,938,737	999,702	$13,555,429

Shares issued in connection with
reinvestment of distributions	71,250	1,059,312	98,029	1,328,044

	983,575	14,998,049	1,097,731	14,883,473

Shares repurchased	(3,844,130)	(58,757,863)	(5,571,478)	(75,729,744)

Net decrease	(2,860,555)	$(43,759,814)	(4,473,747)	$(60,846,271)

	Year ended 11/30/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	2,370,375	$35,998,691	1,764,935	$23,982,102

Shares issued in connection with
reinvestment of distributions	55,350	820,100	43,419	589,115

	2,425,725	36,818,791	1,808,354	24,571,217

Shares repurchased	(1,275,565)	(19,220,775)	(1,163,075)	(15,749,034)

Net increase	1,150,160	$17,598,016	645,279	$8,822,183

	Year ended 11/30/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	288,060	$4,406,677	331,608	$4,462,535

Shares issued in connection with
reinvestment of distributions	27,465	407,687	26,813	362,961

	315,525	4,814,364	358,421	4,825,496

Shares repurchased	(498,109)	(7,511,078)	(491,723)	(6,662,589)

Net decrease	(182,584)	$(2,696,714)	(133,302)	$(1,837,093)

	Year ended 11/30/11		Year ended 11/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,964,043	$29,781,643	2,121,518	$29,017,554

Shares issued in connection with
reinvestment of distributions	50,388	746,443	27,974	378,520

	2,014,431	30,528,086	2,149,492	29,396,074

Shares repurchased	(769,585)	(11,676,187)	(456,586)	(6,147,250)

Net increase	1,244,846	$18,851,899	1,692,906	$23,248,824

	Year ended 11/30/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,916,906	$347,560,617	12,505,807	$170,134,759

Shares issued in connection with
reinvestment of distributions	518,708	7,739,969	524,984	7,155,708

	23,435,614	355,300,586	13,030,791	177,290,467

Shares repurchased	(7,941,015)	(120,215,378)	(15,708,529)	(216,867,328)

Net increase (decrease)	15,494,599	$235,085,208	(2,677,738)	$(39,576,861)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$1,420,384	$1,420,384

Total	$1,420,384	$1,420,384

* For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$180,000	$180,000

Total	$180,000	$180,000

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $35,038 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $882,650,857 and $889,722,994, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $639,361 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $18,004 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,074,868 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Ravi Akhoury
Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta
Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow
Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

Kenneth R. Leibler
Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanadaPipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant
Independent Registered	Janet C. Smith	Clerk, Assistant Treasurer
Public Accounting Firm	Vice President, Assistant	and Proxy Manager
KPMG LLP	Treasurer and Principal
	Accounting Officer	Susan G. Malloy
Trustees		Vice President and
Jameson A. Baxter, Chair	Beth S. Mazor	Assistant Treasurer
Ravi Akhoury	Vice President
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2011	$52,940	$--	$4,000	$ —
November 30, 2010	$45,944	$--	$3,800	$ —

For the fiscal years ended November 30, 2011and November 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2011	$ —	$ —	$ —	$ —

November 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2012